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                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

                        SUPPLEMENT DATED OCTOBER 15, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2001
                     WHICH DESCRIBES LINCOLN CVUL SERIES III

Please review this Cash Value Enhancement Rider Supplement carefully, because it contains new information not in the Prospectus. It references and amends specific sections of the Prospectus. Keep this Supplement with the Prospectus.

1. The following is added at the end of the "Premium Load Refund" sub-section of CHARGES AND FEES on page 21.

If the Policy has an average annual premium of $500,000 or greater, and has the Cash Value Enhancement Rider, the Rider benefit replaces the Premium Load Refund benefit in the event of a full surrender of the Policy within 7 years of the Date of Issue.

2. The following replaces the paragraph under "Surrender Value" sub-section of POLICY VALUES on page 28.

The Surrender Value of your Policy is the amount you can receive in cash by surrendering the Policy. This equals the Total Account Value minus the Loan Account Value and any accrued interest, plus any credit from the Premium Load Refund, or the Cash Value Enhancement Rider, if applicable. All or part of the Surrender Value may be applied to one or more of the Settlement Options. If you make a full surrender, all coverage under the Policy will automatically terminate and may not be reinstated.

If the Policy has the Cash Value Enhancement Rider, and the Policy is fully surrendered within 7 years of the Date of Issue, you will also receive the Cash Value Enhancement benefit as described in the Cash Value Enhancement Rider section of this Prospectus. The Cash Value Enhancement Rider, if elected, replaces the Premium Load Refund provision.

3. The following section is added following the TERM INSURANCE RIDER section on page 34.

CASH VALUE ENHANCEMENT RIDER

A Cash Value Enhancement Rider may be added to the Policy. This Rider provides additional Surrender Value if the Policy is fully surrendered within 7 years of the Date of Issue of the Policy. This Rider is only available on policies with an average annual premium of $500,000 or greater. If the Cash Value Enhancement Rider is elected, its benefit replaces the Premium Load Refund benefit on the Policy. There is no cost for this Rider.

Under this Rider, the full Surrender Value of the Policy will equal:

1. The Total Account Value on the date of surrender; less

2. The Loan Account Value plus any accrued interest; plus

3. The Cash Value Enhancement ( "CVE ") benefit.


The Cash Value Enhancement benefit will equal:

1. The Cash Value Enhancement Rate (CVE%); times

2. The Term Blend Adjustment Factor; times

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3. The Cumulative Cash Value Enhancement Premium.

The current value of the Cash Value Enhancement Rate varies by Policy Year:

                           POLICY YEAR                CVE%
                           1                         14.0%
                           2                         11.0%
                           3                          9.0%
                           4                          7.0%
                           5                          5.0%
                           6                          3.0%
                           7                          1.0%

The Cash Value Enhancement Rate may be changed at any time, and will not exceed 15% in any policy year.

The Term Blend Adjustment Factor is equal to 1.0 unless a Term Insurance Rider is attached to this Policy. If a Term Insurance Rider is attached to this Policy, the Term Blend Adjustment Factor will equal:

     -    0.6, plus

     - 0.4 times the ratio of the Basic Policy Specified Amount to the Target Face Amount.

The Cumulative CVE Premium is the sum of the CVE Premium for all prior policy years, plus the CVE Premium for the current policy year. During the first policy year, the sum of the CVE Premium for all prior policy years is zero. The CVE Premium for any policy year is the lesser of (a) and (b):

     (a) the sum of premiums paid during the policy year; less the sum of any partial surrenders during the policy year; or

     (b) the Target Premium for the policy year; times the ratio of the Target Face Amount to the Basic Policy Specified Amount.

This Rider will end on the first to occur of:

     -    seven years after the Date of Issue of this Policy; or

     -    the Maturity Date of this Policy; or

     -    the date this Policy ends; or

     - the next Monthly Deduction Day after we receive your written request to terminate this Rider.

This Rider will terminate in the event that this Policy is exchanged for another under Section 1035 of the Internal Revenue Code.

4. The following is added at the end of "Illustrations of Death Benefit, Total Account Values and Surrender Values" of Appendix A on page 48.

If the Cash Value Enhancement Rider is in effect for a Policy, then the Surrender Value may be higher in the first seven years than is shown on these illustrations.